               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                  Date of report: July 26, 1996



                        USAir Group, Inc.
                (Commission file number: 1-8444)

                               and

                           USAir, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware                     USAir Group, Inc. 54-1194634
(State of Incorporation              USAir, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)



                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)

Item 5. Other Events


	On July 24, 1996, USAir Group, Inc. ("USAir Group" or the
"Company") and USAir, Inc. ("USAir") issued a news release disclosing results of operations for both companies for the three months and six months ended June 30, 1996, and select operating and financial statistics for USAir for the same periods.

	USAir's Executive Vice President of Marketing, W. Thomas Lagow, Lawrence M. Nagin, Executive Vice President of Corporate Affairs and General Counsel for both USAir Group and USAir and John W. Harper, Senior Vice President of Finance and Chief Financial Officer for both companies, spoke with industry analysts on a conference call following the news release.

	Mr. Harper discussed the profit sharing component of the 1992 Salary Reduction Plan noting that the Company recorded expense of approximately $41 million related to this plan during the second quarter of 1996. After the $41 million provision, the Company's remaining obligation under this plan is approximately $82 million. The Company's profit sharing expense for full-year 1996 is subject to the Company's results for the remainder of the year. Mr. Harper noted that unit costs, or cost per available seat mile ("ASM") are anticipated to be approximately 8-9% and 4% higher for the third and fourth quarters of 1996, respectively, versus the results for the comparable periods in 1995. Mr. Harper also noted that USAir's capacity (ASMs) was expected to increase by 2% and 7-8% for the third and fourth quarters of 1996, respectively, versus the comparable periods in 1995.

Mr. Lagow advised the analysts that USAir expects continued unit revenue growth (operating revenues per ASM) and that unit revenues for the second half of 1996 are expected to be higher than those experienced during the second half of 1995. Mr. Lagow noted the grounding of ValuJet Airlines, Inc. ("ValuJet") during the quarter and stated that approximately 8% of USAir's capacity overlapped ValuJet's former route structure. Mr. Lagow mentioned that USAir believes that the ValuJet grounding has had a favorable effect on the Company's operating revenues, but that a dollar estimate has not been determined. Mr. Lagow also stated that USAir continues to see increased use by customers of an "electronic ticketing" option, which USAir introduced in April 1996.

Certain of Mr. Harper's and Mr. Lagow's comments should be considered "forward-looking information." Forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, among other factors. Some of these factors, such as the cost of aviation fuel and general economic conditions, are outside of the Company's control. The Company's estimates are subject to change. Actual results may differ from the Company's estimates. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.   Financial Statements and Exhibits


(c)	Exhibits


Designation                      Description
- -----------                      -----------

    99 News release dated July 24, 1996 of USAir Group, Inc. and USAir, Inc., with consolidated statements of operations for both companies for the three months and six months ended June 30, 1996, and select operating and financial statistics for USAir, Inc.



                            SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                              USAir Group, Inc.



Date: July 26, 1996           By: /s/ James A. Hultquist
                              ---------------------------------
                              James A. Hultquist
                              Controller
                              (Chief Accounting Officer)


                              USAir, Inc.



Date: July 26, 1996           By: /s/ James A. Hultquist
                              ---------------------------------
                              James A. Hultquist
                              Controller
                              (Chief Accounting Officer)

                              Exhibit 99



        USAIR 2ND QUARTER PROFIT IS RECORD $200.8 MILLION

     ARLINGTON, Va., July 24, 1996 -- USAir Group Inc. reported a record quarterly net profit of $200.8 million today, after setting aside $41.2 million toward covering 1992 profit-sharing plan obligations. Operating revenues for the quarter of $2.15 billion also set a company record.

     USAir Group's Board of Directors also decided today to pay a dividend on preferred stock, to the extent of its capital surplus. A payment of $43 million will be made toward dividend arrearages to holders of senior preferred stock.

     Without the provision for profit sharing, USAir Group's second quarter 1996 net profit would have been $242.0 million, more than double the 1995 second quarter profit of $112.9 million.

     "Beneficial economic and industry conditions, coupled with the keen focus of our employees toward making USAir the carrier of choice, produced a record quarter. While revenue improved substantially in the quarter, unit costs continue to be an issue relative to the company's long-term competitiveness," said USAir Chairman and CEO Stephen M. Wolf.

     Under the 1992 profit-sharing plan, employees who took pay cuts in 1992 and 1993 were to be part of a profit-sharing program when the airline returned to profitability. Approximately $73.7 million was paid out this past March under the plan as a result of 1995's profits. The amount of profit-sharing payments for 1996 will depend on the company's full-year results.

     After provision for preferred dividends, USAir Group's income per common share for the quarter was $2.71 ($1.91 fully diluted). This compares to a per share profit of $1.47 ($1.11 fully diluted) in the second quarter of 1995.


- -more-

PAGE TWO
July 24, 1996
USAir 2nd Quarter Profit
Is Record $200.8 Million


     The quarterly results include two unusual items: the expense item for the profit-share plan and a positive $29.5 million non-recurring item to account for sub-leasing of BAe-146 aircraft, which previously had been written down. There were no unusual items in the second quarter of 1995.

     On an operating basis, USAir Group reported profits of $245.9 million as compared to $163.1 million for the second quarter of 1995. Operating revenues of $2.15 billion compared to $1.98 billion in 1995. Operating expenses of $1.90 billion were up slightly from the 1995 figure of $1.82 billion.

     For the first six months of 1996, USAir Group's net income was $168.5 million on revenues of $4.02 billion. This compares to net income of $16.0 million for the first six months of 1995 on revenues of $3.75 billion. On a per share basis, after provision for preferred dividends, net income per share for the first half of 1996 was $1.90 compared to a loss of 41 cents per share for the first half of 1995.

     USAir Group's financial results reflect USAir's record second quarter load factor and continuing increases in traffic, both domestically and in international service. The second quarter load factor of 71.1 percent was the highest in USAir's history and marked an increase of 4.1 percentage points over the second quarter of 1995. Traffic for the quarter was up by 0.6 percent over 1995.

                               -30-

Number: 3146

                                                           NEWS RELEASE
                              USAir Group, Inc.
                    Consolidated Statements of Operations
                                (unaudited)
                   (in thousands, except per share amounts)

                                           Three Months Ended
                                                June 30,            %
                                        ----------------------   Percent
                                           1996         1995     Change
                                           ----         ----     -------
Operating Revenues
  Passenger Transportation             $1,957,169   $1,804,231     8.5
  Cargo and Freight                        40,066       39,546     1.3
  Other                                   152,252      139,276     9.3
                                        ---------    ---------
    Total Operating Revenues            2,149,487    1,983,053     8.4

Operating Expenses
  Personnel Costs                         791,338      724,923     9.2
  Aviation Fuel                           180,015      161,226    11.7
  Commissions                             160,832      153,150     5.0
  Aircraft Rent                            92,072      111,319   (17.3)
  Other Rent and Landing Fees             105,350       99,521     5.9
  Aircraft Maintenance                     90,484       93,980    (3.7)
  Depreciation and Amortization            79,135       88,352   (10.4)
  Other Expenses, Net                     404,322      387,468     4.3
                                        ---------    ---------
    Total Operating Expenses            1,903,548    1,819,939     4.6
                                        ---------    ---------
    Operating Income (Loss)               245,939      163,114    50.8

Other Income (Expense)
  Interest Income                          16,158       11,732    37.7
  Interest Expense                        (67,160)     (76,717)  (12.5)
  Interest Capitalized                      1,973        2,807   (29.7)
  Equity in Earnings (Loss) of Affiliates  10,049        8,897    12.9
  Other, Net                                 (129)       3,027       -
                                        ---------    ---------
    Other Income (Expense), Net           (39,109)     (50,254)  (22.2)
                                        ---------    ---------
Income (Loss) Before Taxes                206,830      112,860    83.3
   Income Tax Provision (Credit)            6,055            -       -
                                        ---------    ---------
Net Income (Loss)                         200,775      112,860    77.9
   Preferred Dividend Requirement         (22,522)     (21,046)    7.0
                                        ---------    ---------
Net Income (Loss) Applicable to
   Common Stockholders                 $  178,253   $   91,814    94.1
                                        =========    =========
Income (Loss) per Common Share
   Primary                             $     2.71   $     1.47    84.4
   Fully Diluted                       $     1.91   $     1.11    72.1

Shares Used for Computation (000)
         Primary                           65,863       62,387
         Fully Diluted                    105,019      101,615

                         (continued on next page)

                              USAir Group, Inc.
                    Consolidated Statements of Operations
                                (unaudited)
                   (in thousands, except per share amounts)

                                              Six Months Ended
                                                 June 30,           %
                                        ----------------------   Percent
                                           1996         1995      Change
                                           ----         ----     -------
Operating Revenues
  Passenger Transportation             $3,634,710   $3,390,616     7.2
  Cargo and Freight                        78,243       80,417    (2.7)
  Other                                   304,956      275,357    10.7
                                        ---------    ---------
    Total Operating Revenues            4,017,909    3,746,390     7.2

Operating Expenses
  Personnel Costs                       1,541,544    1,448,921     6.4
  Aviation Fuel                           344,073      323,443     6.4
  Commissions                             293,137      295,822    (0.9)
  Aircraft Rent                           205,263      221,020    (7.1)
  Other Rent and Landing Fees             205,700      205,198     0.2
  Aircraft Maintenance                    190,457      181,641     4.9
  Depreciation and Amortization           160,661      176,065    (8.7)
  Other Expenses, Net                     820,343      773,163     6.1
                                        ---------    ---------
    Total Operating Expenses            3,761,178    3,625,273     3.7
                                        ---------    ---------
    Operating Income (Loss)               256,731      121,117       -

Other Income (Expense)
  Interest Income                          29,677       18,991    56.3
  Interest Expense                       (134,953)    (153,455)  (12.1)
  Interest Capitalized                      3,422        6,972   (50.9)
  Equity in Earnings (Loss) of Affiliates  21,311       18,547    14.9
  Other, Net                                 (605)       3,804       -
                                        ---------    ---------
    Other Income (Expense), Net           (81,148)    (105,141)  (22.8)
                                        ---------    ---------
Income (Loss) Before Taxes                175,583       15,976       -
   Income Tax Provision (Credit)            7,101            -       -
                                        ---------    ---------
Net Income (Loss)                         168,482       15,976       -
   Preferred Dividend Requirement         (44,796)     (41,629)    7.6
                                        ---------    ---------
Net Income (Loss) Applicable to
   Common Stockholders                 $  123,686   $  (25,653)      -
                                        =========    =========
Income (Loss) per Common Share
   Primary                             $     1.90   $    (0.41)      -
   Fully Diluted                       $     1.55         N/A        -

Shares Used for Computation (000)
   Primary                                 65,266       61,976
   Fully Diluted                           95,448         N/A

Note: Certain 1995 amounts have been reclassified to conform with 1996 classifications.

                                                            NEWS RELEASE
                                USAir, Inc.
                (A Wholly-Owned Subsidiary of USAir Group, Inc.)
                      Consolidated Statements of Operations
                                (unaudited)
                          (dollars in thousands)

                                            Three Months Ended
                                                June 30,             %
                                         -----------------------  Percent
                                           1996    1995(Note 1)    Change
                                           ----    -----------    -------
Operating Revenues
  Passenger Transportation             $1,802,522   $1,676,297     7.5
  Cargo and Freight                        39,087       38,664     1.1
  Other                                   151,988      137,498    10.5
                                        ---------    ---------
    Total Operating Revenues            1,993,597    1,852,459     7.6

Operating Expenses
  Personnel Costs                         752,284      692,339     8.7
  Aviation Fuel                           170,673      153,871    10.9
  Commissions                             150,229      143,235     4.9
  Aircraft Rent                            80,507      101,374   (20.6)
  Other Rent and Landing Fees             100,797       95,714     5.3
  Aircraft Maintenance                     74,072       81,264    (8.9)
  Depreciation and Amortization            75,259       84,491   (10.9)
  Other Expenses, Net                     383,209      365,452     4.9
                                        ---------    ---------
    Total Operating Expenses            1,787,030    1,717,740     4.0
                                        ---------    ---------
    Operating Income (Loss)               206,567      134,719    53.3

Other Income (Expense)
  Interest Income                          16,071       11,619    38.3
  Interest Expense                        (70,621)     (76,490)   (7.7)
  Interest Capitalized                      1,973        2,807   (29.7)
  Equity in Earnings (Loss) of Affiliates  10,049        8,897    12.9
  Other, Net                                   31        3,094   (99.0)
                                        ---------    ---------
    Other Income (Expense), Net           (42,497)     (50,073)  (15.1)
                                        ---------    ---------
Income (Loss) Before Taxes                164,070       84,646    93.8

  Income Tax Provision (Credit)             3,502            -       -
                                        ---------    ---------
Net Income (Loss)                      $  160,568   $   84,646    89.7
                                        =========    =========






                           (continued on next page)

Airline Operating and Financial Statistics (Note 2)
(* denotes scheduled service only)   (c = cents)


                                 Three Months Ended
                                      June 30,              %
                               ----------------------   Percent
                                  1996         1995      Change
                                  ----         ----     -------

Revenue Passengers
   (Thousands)*                   14,961      15,199     (1.6)
Total Revenue Passenger Miles
   (Millions)                     10,131      10,122      0.1
Revenue Passenger Miles
   (Millions)*                    10,044       9,986      0.6
Total Available Seat Miles
   (Millions)                     14,223      15,062     (5.6)
Available Seat Miles
   (Millions)*                    14,123      14,915     (5.3)
Passenger Load Factor*              71.1 %      67.0 %    4.1 pts
Break Even Load Factor
   (Note 3)                         66.7 %      64.4 %    2.3 pts
Yield*                             17.95 c     16.79 c    6.9
Passenger Revenue per Available
   Seat Mile*                      12.76 c     11.24 c   13.5
Revenue per Available Seat Mile
   (Note 3)                        13.99 c     12.19 c   14.8
Cost per Available Seat Mile
   (Note 3)                        12.75 c     11.30 c   12.8
Average Passenger Journey
   (Miles)*                          671         657      2.1
Average Stage Length (Miles)*        576         562      2.5
Revenue Aircraft Miles
   (Millions)*                       106         114     (7.0)
Cost of Aviation Fuel Per Gallon   61.87 c     52.71 c   17.4
Gallons of Aviation Fuel Consumed
   (Millions)                        276         292     (5.5)











                         (continued on next page)

                               USAir, Inc.
                (A Wholly-Owned Subsidiary of USAir Group, Inc.)
                     Consolidated Statements of Operations
                                (unaudited)
                          (dollars in thousands)

                                            Six Months Ended
                                                June 30,            %
                                        -----------------------  Percent
                                           1996    1995(Note 1)   Change
                                           ----    -----------  -------
Operating Revenues
  Passenger Transportation             $3,354,101   $3,162,887     6.0
  Cargo and Freight                        76,395       78,735    (3.0)
  Other                                   302,716      275,327     9.9
                                        ---------    ---------
    Total Operating Revenues            3,733,212    3,516,949     6.1

Operating Expenses
  Personnel Costs                       1,466,035    1,385,903     5.8
  Aviation Fuel                           326,468      309,508     5.5
  Commissions                             273,764      278,159    (1.6)
  Aircraft Rent                           182,922      202,205    (9.5)
  Other Rent and Landing Fees             197,154      197,718    (0.3)
  Aircraft Maintenance                    160,611      156,191     2.8
  Depreciation and Amortization           152,997      168,150    (9.0)
  Other Expenses, Net                     775,604      734,700     5.6
                                        ---------    ---------
    Total Operating Expenses            3,535,555    3,432,534     3.0
                                        ---------    ---------
    Operating Income (Loss)               197,657       84,415       -

Other Income (Expense)
  Interest Income                          29,481       18,774    57.0
  Interest Expense                       (142,068)    (149,595)   (5.0)
  Interest Capitalized                      3,422        6,972   (50.9)
  Equity in Earnings (Loss) of Affiliates  21,311       18,547    14.9
  Other, Net                                 (371)       3,709       -
                                        ---------    ---------
    Other Income (Expense), Net           (88,225)    (101,593)  (13.2)
                                        ---------    ---------
Income (Loss) Before Taxes                109,432      (17,178)      -

  Income Tax Provision (Credit)             3,794            -       -
                                        ---------    ---------
Net Income (Loss)                      $  105,638   $  (17,178)      -
                                        =========    =========





                           (continued on next page)

Airline Operating and Financial Statistics (Note 2)
(* denotes scheduled service only)   (c = cents)


                                    Six Months Ended
                                        June 30,           %
                                ---------------------   Percent
                                  1996         1995      Change
                                  ----         ----     -------
Revenue Passengers
   (Thousands)*                   27,899      28,966     (3.7)
Total Revenue Passenger Miles
   (Millions)                     18,920      19,314     (2.0)
Revenue Passenger Miles
   (Millions)*                    18,753      19,065     (1.6)
Total Available Seat Miles
   (Millions)                     27,806      30,396     (8.5)
Available Seat Miles
   (Millions)*                    27,616      30,121     (8.3)
Passenger Load Factor*              67.9 %      63.3 %    4.6 pts
Break Even Load Factor
   (Note 3)                         66.9 %      64.1 %    2.8 pts
Yield*                             17.89 c     16.59 c    7.8
Passenger Revenue per Available
   Seat Mile*                      12.15 c     10.50 c   15.7
Revenue per Available Seat Mile
   (Note 3)                        13.38 c     11.47 c   16.7
Cost per Available Seat Mile
   (Note 3)                        12.78 c     11.19 c   14.2
Average Passenger Journey
   (Miles)*                          672         659      2.0
Average Stage Length (Miles)*        575         555      3.6
Revenue Aircraft Miles
   (Millions)*                       208         232    (10.3)
Cost of Aviation Fuel Per Gallon   60.27 c     52.38 c   15.1
Gallons of Aviation Fuel Consumed
   (Millions)                        542         591     (8.3)


Note 1.	Certain 1995 amounts have been reclassified to conform with 1996 classifications.
Note 2.	All operating statistics exclude flights operated by USAir, Inc.
("USAir") under a wet lease arrangement with British Airways ("wet lease"). The wet lease arrangement expired May 31 1996.
Note 3.	Financial statistics exclude non-recurring charges and the revenue and expense (which amounts net to zero) generated under the wet lease arrangement. Wet lease amounts of $3.7 million and $12.6 million have been excluded from the second quarter and year-to-date results for 1996, respectively, and $15.7 and $31.4 million have been excluded from the second quarter and year-to-date results for 1995, respectively, from both Other Operating Revenues and Other Operating Expenses for purposes of financial statistic calculation. The wet lease arrangement expired May 31, 1996.
Non-recurring expense credits totaling approximately $29.5 million related to USAir's non-operating BAe-146 aircraft have been excluded from both the second quarter and year-to-date results for 1996 for the purpose of financial statistic calculation. No non-recurring items were included in USAir's second quarter or year-to-date results for 1995.